UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07655
Driehaus Mutual Funds

(Exact name of registrant as specified in charter)
25 East Erie Street
Chicago, IL 60611

(Address of principal executive offices) (Zip code)
Mary H. Weiss
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

(Name and address of agent for service)
Registrant’s telephone number, including area code: 312-587-3800
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
The Report to Stockholders is attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus
President

A.R. Umans
Chairman of the Board

Francis J. Harmon
Trustee

Daniel F. Zemanek
Trustee

Robert H. Gordon
Senior Vice President

Michelle L. Cahoon
Vice President & Treasurer

Janet L. McWilliams
Assistant Vice President &
Chief Compliance Officer

Diane J. Drake
Secretary

Jeannette L. Lewis
Assistant Secretary

William H. Wallace, III
Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

Distributor

Driehaus Securities LLC
25 East Erie Street
Chicago, IL 60611

Administrator

PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02862

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Annual Report to Shareholders
December 31, 2008

Driehaus International Discovery Fund
Driehaus Emerging Markets Growth Fund
Driehaus International Small Cap Growth Fund
Driehaus Global Growth Fund

Distributed by:
Driehaus Securities LLC
This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Table of Contents

Driehaus International Discovery Fund
Portfolio Manager’s Letter	1
Performance Overview	3
Schedule of Investments	4

Driehaus Emerging Markets Growth Fund
Portfolio Managers’ Letter	11
Performance Overview	13
Schedule of Investments	14

Driehaus International Small Cap Growth Fund
Portfolio Managers’ Letter	22
Performance Overview	24
Schedule of Investments	25

Driehaus Global Growth Fund
Portfolio Managers’ Letter	32
Performance Overview	34
Schedule of Investments	35

Each Fund section includes:
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	52

Interested and Independent Trustees of the Trust	53

Officers of the Trust	54

Fund Expense Examples	55

Shareholder Information	57

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement	58

Annual Report to Shareholders
December 31, 2008

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds’ share prices are expected to be more volatile than those of U.S.-only funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus International Discovery Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders,

The Driehaus International Discovery Fund (“Fund”) returned −55.07% for the year ended December 31, 2008. This return was below the performance of the Fund’s two major benchmark indices: the Morgan Stanley Capital International All Country (“MSCI AC”) World ex USA Index (which returned −45.25% for the year) and the MSCI AC World ex USA Growth Index (“Benchmark”) (which returned −45.41%).

During the past year, significant turmoil in the credit markets resulted in a lack of liquidity as financial institutions began to deleverage. The rapid contraction in capital accelerated the slowdown in global growth which negatively impacted earnings forecasts for many companies, particularly in the materials, energy, and industrials sectors. Although many governments and central banks responded with both monetary and fiscal stimulus, the policy measures required more time to impact the broader economy. In this environment, investors became increasingly risk averse, as evidenced by substantial fund outflows, which contributed to significant losses in equity securities. Notably, there was a very high correlation among sectors and geographies as everything declined together, although mega-cap and defensive companies generally outperformed. Given the Fund’s small to mid cap bias and focus on growth companies, 2008 represented a uniquely challenging environment.

Over the course of 2008, a key contributor to performance versus the Benchmark was the Fund’s allocation to the financials sector. Holdings such as Seven Bank, Ltd. (JSD: 8410), a Japanese-based regional bank, favorably contributed to performance. The company operates in two business segments: the Automated Teller Machine (“ATM”) segment, which is engaged in the provision of deposit and withdrawal services through its ATM network; and the Financial Services segment, which is involved in the provision of savings accounts to individual customers and others. The company primarily derives revenues from the fees charged to ATM users on a per transaction basis. As the company expands its nationwide network in Japan and utilization improves, transaction volume is expected to increase.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Japan and India. One of the holdings in Japan that contributed to the Fund’s performance in 2008 was Shionogi & Co., Ltd. (TYO: 4507). The company’s operations are principally engaged in the manufacturing and sales of pharmaceuticals. The company collects royalty income from its partner AstraZeneca on the cholesterol drug Crestor. Prescription data in the U.S. has shown a shift towards the drug as it continues to gain market share.

Certain sectors and countries detracted from annual performance of the Fund versus its Benchmark. Over the course of 2008, a key detractor from performance was the Fund’s stock selection in the materials sector. Holdings such as Koninklijke Vopak NV (AMS: VPK), a Netherlands-based company involved in pharmaceutical ingredients, performance materials and industrial chemicals, detracted from performance. Its products are used in a range of end markets and applications, such as human and animal nutrition and health, personal care, pharmaceuticals, automotive, coatings and paint, electrics and electronics, life protection and housing. The company benefited from strong price increases in vitamins, but the sudden economic downturn adversely impacted performance.

A key detractor from performance was the Fund’s holdings in Switzerland. An example of a holding that detracted from 2008 Fund performance within Switzerland is ABB, Ltd. (VTX: ABBN). ABB, Ltd. is a global provider of power and automation technologies to utility and industry customers. The company serves electric, gas and water utilities, as well as industrial and commercial customers, with a broad range of products, systems and services for power transmission, distribution and power plant automation. Deteriorating new orders contributed to the weaker performance of this stock.

Similarly, stock selection in the United Kingdom also detracted from the performance of the Fund in 2008, including holdings such as The Weir Group PLC (LON: WEIR). The Weir Group PLC is engaged in the manufacture of specialist equipment and the delivery of through-life engineering solutions. Its key markets are mining and minerals processing, defense and nuclear industry, oil and gas exploration and power generation. The company experienced disappointing revenue and margins despite strong and accelerating growth in its backlog.

Although the market continues to lack clear leadership, we think that investors will increasingly begin to isolate and reward companies that are able to deliver growth amidst a challenging global economy. Our bottom-up investment process continues to identify attractive opportunities in both developed non-US and emerging markets. In fact, as we move into the new year, the Fund has increased its exposure to Brazil and China as well as select

Western European countries, including the United Kingdom. In contrast, the Fund reflects decreased exposure to such markets as Canada, Singapore, and Finland.

In September, 2008, the Fund acquired all the net assets of the Driehaus International Equity Yield Fund (“DIEY”) pursuant to a plan of reorganization approved by the shareholders of DIEY. This tax-free reorganization resulted in the shareholders of DIEY becoming shareholders in the Fund. Prior to the reorganization, the Fund and DIEY had the same investment objective and investment style and substantially identical investment policies and restrictions.

Lynette Schroeder, the Fund’s Lead Portfolio Manager, retired from Driehaus Capital Management LLC (“Driehaus”) on December 31, 2008. Daniel Rea, Co-Portfolio Manager for the Fund, has assumed sole portfolio manager responsibilities since Ms. Schroeder’s departure. In 2008, Driehaus added one senior analyst to the international team supporting the Fund. Jennifer Yeung joined the firm as a senior analyst with coverage responsibility for Asia, including China, Hong Kong, Taiwan and South Korea. Three international market analysts were hired during 2008, while two international market analysts who supported the Fund left Driehaus during the year.

As always, we at Driehaus thank you for your interest in the Driehaus International Discovery Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities, especially during these difficult times. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the non-U.S. equity markets on behalf of our shareholders.

Sincerely,

Daniel M. Rea
Portfolio Manager

Performance is historical and does not represent future results.

Driehaus International Discovery Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

					Since Inception
Average Annual Total Returns as of 12/31/08	1 Year	3 Years	5 Years	10 Years	(12/31/98 - 12/31/08)
Driehaus International Discovery Fund (DRIDX)[1]	−55.07%	−11.55%	2.21%	14.16%	14.16%
MSCI AC World ex USA Index[2]	−45.25%	−6.58%	2.99%	2.27%	2.27%
MSCI AC World ex USA Growth Index[3]	−45.41%	6.35%	2.40%	0.11%	0.11%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2008

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 92.0%

EUROPE — 47.3%

United Kingdom — 16.4%
Aggreko PLC	540,977	$3,531,705
Amlin PLC	681,481	3,542,278
Autonomy Corp. PLC**	539,165	7,502,563
Balfour Beatty PLC	986,285	4,771,122
BG Group PLC	561,554	7,772,800
Chemring Group PLC	86,388	2,442,474
Chloride Group PLC**	597,997	1,247,908
Cobham PLC	1,879,665	5,618,577
Compass Group PLC	1,048,122	5,227,706
Connaught PLC	351,400	1,779,497
The Weir Group PLC	292,223	1,322,106
Ultra Electronics Holdings PLC	175,722	2,888,946
WS Atkins PLC	199,184	1,951,945

		49,599,627

Germany — 7.2%
Feilmann AG	65,081	4,276,197
GEA Group AG	191,626	3,327,622
Hochtief AG	73,728	3,801,882
Rhoen-Klinikum AG	63,782	1,540,423
SGL Carbon AG**	123,258	4,135,477
Vossloh AG	43,109	4,826,039

		21,907,640

Switzerland — 3.9%
Lindt & Spruengli AG	70	1,505,876
Lonza Group AG	58,286	5,403,772
PSP Swiss Property AG	62,841	3,133,938
Syngenta AG	8,638	1,678,066

		11,721,652

Denmark — 3.4%
Novo Nordisk AS — B	197,714	10,198,857

Italy — 3.1%
Ansaldo STS SpA	299,675	4,246,993
Landi Renzo SpA	509,465	2,408,491
Trevi Finanziaria SpA	251,103	2,683,090

		9,338,574

Netherlands — 2.8%
Imtech NV	247,732	4,180,524
Koninklijke Vopak NV	110,063	4,171,060

		8,351,584

Ireland — 2.4%
CRH PLC	110,573	2,842,934
ICON PLC — SP ADR**	231,017	4,548,725

		7,391,659

Spain — 1.8%
Gamesa Corporacion Tecnologica, SA	130,416	2,377,900
Grifols SA	173,386	3,038,006

		5,415,906

Portugal — 1.7%
Jeronimo Martins, SGPS, SA	917,244	5,094,397

Austria — 1.4%
Oesterreichische Elektrizitaetswirtschafts AG - A	89,630	4,144,276

Czech Republic — 1.0%
CEZ AS	74,799	3,182,114

Belgium — 0.7%
Colruyt SA	9,836	2,113,627

British Virgin Islands — 0.6%
Playtech, Ltd.	389,489	1,792,111

France — 0.5%
SCOR SE	70,201	1,621,883

Norway — 0.4%
Prosafe SE**	293,000	1,119,999

Total EUROPE		142,993,906

FAR EAST — 30.5%

Japan — 11.2%
Capcom Co., Ltd.	105,011	2,375,679
Hisamitsu Pharmaceutcal Co., Inc.	45,500	1,859,938
Nintendo Co., Ltd.	14,800	5,655,845
Nitori Co., Ltd.	30,600	2,381,320
Seven Bank, Ltd.	1,122	4,288,511
Shionogi & Co., Ltd.	285,200	7,365,310
Torishima Pump Manufacturing Co., Ltd.	115,000	1,209,763
Tsumura & Co.	83,000	3,080,785
Unicharm Corp.	74,500	5,604,762

		33,821,913

Australia — 9.5%
Coca-Cola Amatil, Ltd.	846,625	5,440,494
Cochlear, Ltd.	122,871	4,759,941
CSL, Ltd.	354,909	8,369,402
JB Hi-Fi, Ltd.	808,306	5,499,924
Telstra Corp., Ltd.	1,706,739	4,569,001

		28,638,762

China — 6.2%
Baidu, Inc. — SP ADR**	17,084	2,230,658
China Communications Services Corp., Ltd. — H	4,896,000	3,094,404
China Mobile, Ltd.	396,000	4,017,862
China National Materials Co., Ltd. — H**	3,504,000	2,125,881
China Railway Contruction Corp., Ltd. — H**	3,020,000	4,521,271
China Resources Land, Ltd.	2,166,000	2,681,068

		18,671,144

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2008

	Number	Market
	of	Value
	Shares	(Note A)

South Korea — 1.5%
KT&G Corp.	72,944	$4,613,970

Philippines — 1.3%
Philippine Long Distance Telephone Co. — SP ADR	82,650	3,880,418

Malaysia — 0.5%
Resorts World BHD	2,117,900	1,389,325

India — 0.3%
Hero Honda Motors, Ltd.	60,000	993,603

Total FAR EAST		92,009,135

NORTH AMERICA — 7.1%

Canada — 5.6%
Potash Corp. of Saskatchewan, Inc.	38,687	2,806,022
Shoppers Drug Mart Corp.	165,683	6,448,820
SNC-Lavalin Group, Inc.	237,026	7,620,544

		16,875,386

United States — 1.5%
Synthes, Inc.	36,512	4,629,939

Total NORTH AMERICA		21,505,325

SOUTH AMERICA — 4.8%

Brazil — 4.8%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar — Pref.	171,509	2,279,922
Companhia Vale do Rio Doce — ADR	423,595	5,129,735
Natura Cosmeticos SA	414,870	3,378,380
Petroleo Brasileiro SA — ADR	152,308	3,730,023

		14,518,060

Total SOUTH AMERICA		14,518,060

AFRICA — 2.3%

South Africa — 2.3%
Kumba Iron Ore, Ltd.	114,444	2,017,766
Shoprite Holdings, Ltd.	865,830	4,979,889

		6,997,655

Total AFRICA		6,997,655

Total EQUITY SECURITIES (Cost $324,205,213)		278,024,081

EXCHANGE-TRADED FUNDS — 2.9%

EUROPE — 1.7%

United Kingdom — 1.7%
Gold Bullion Securities, Ltd.**	59,068	5,006,604

Total EUROPE		5,006,604

FAR EAST — 1.2%

China — 1.2%
iShares Asia Trust — iShares FTSE/Xinhua A50 China Tracker	3,444,000	3,714,980

Total FAR EAST		3,714,980

Total EXCHANGE-TRADED FUNDS (Cost $8,609,518)		8,721,584

TOTAL INVESTMENTS (COST $332,814,731)	94.9%	$286,745,665
Other Assets In Excess Of Liabilities	5.1%	15,365,852

Net Assets	100.0%	$302,111,517

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$341,653,887

Gross Appreciation	$15,652,386
Gross Depreciation	(70,560,608)

Net Depreciation	$(54,908,222)

** Non-income producing security
ADR — American Depository Receipt
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Western Europe	48.0%
Asia/Far East Ex-Japan	20.5%
Japan	11.2%
North America	7.1%
South America	4.8%
Africa	2.3%
Eastern Europe	1.0%

Top Ten Holdings*

Novo Nordisk AS — B	3.4%
CSL, Ltd.	2.8%
BG Group PLC	2.6%
SNC-Lavalin Group, Inc.	2.5%
Autonomy Corp. PLC	2.5%
Shionogi & Co., Ltd.	2.4%
Shoppers Drug Mart Corp.	2.1%
Nintendo Co., Ltd.	1.9%
Cobham PLC	1.9%
Unicharm Corp.	1.9%

*	All percentages are stated as a percent of net assets at December 31, 2008.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2008

Percent of
Industry	Net Assets

Aerospace & Defense	3.6%
Auto Components	0.8%
Automobiles	0.3%
Beverages	1.8%
Biotechnology	3.8%
Chemicals	1.5%
Commercial Banks	1.4%
Commercial Services & Supplies	1.8%
Construction & Engineering	9.1%
Construction Materials	1.0%
Diversified Telecommunication Services	2.5%
Electric Utilities	2.4%
Electrical Equipment	2.6%
Energy Equipment & Services	0.4%
Food & Staples Retailing	6.9%
Food Products	0.5%
Health Care Equipment & Supplies	3.1%
Health Care Providers & Services	0.5%
Hotels, Restaurants & Leisure	2.2%
Household Products	1.9%
Insurance	1.7%
Internet Software & Services	0.7%
Life Sciences Tools & Services	3.3%
Machinery	4.2%
Metals & Mining	2.4%
Oil, Gas & Consumable Fuels	3.8%
Other	2.9%
Personal Products	1.1%
Pharmaceuticals	7.5%
Professional Services	0.7%
Real Estate Management & Developement	1.9%
Software	5.7%
Specialty Retail	4.0%
Tobacco	1.5%
Transportation Infrastucture	2.8%
Wireless Telecommunication Services	2.6%
Other Assets in Excess of Liabilities	5.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Statement of Assets and Liabilities
December 31, 2008

ASSETS:
Investments, at market value (Cost $332,814,731)	$286,745,665
Cash and cash equivalents	17,253,201
Receivables:
Dividends	475,416
Interest	16,130
Investment securities sold	1,379,785
Fund shares sold	132,326
Prepaid expenses and other assets	25,953

TOTAL ASSETS	306,028,476

LIABILITIES:
Payables:
Investment securities purchased	1,011,288
Fund shares redeemed	2,282,325
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	6,275
Due to affiliates	376,330
Foreign taxes	38,221
Accrued expenses	202,520

TOTAL LIABILITIES	3,916,959

NET ASSETS	$302,111,517

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	16,530,241

NET ASSET VALUE	$18.28

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2008:
Paid-in capital	$696,180,310
Accumulated net investment loss	(1,310,871)
Accumulated net realized loss	(346,690,895)
Unrealized net foreign exchange gain	2,039
Unrealized net depreciation on investments	(46,069,066)

NET ASSETS	$302,111,517

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Operations
For the year ended December 31, 2008

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $996,994)	$9,852,935
Interest	847,353
Other	6,881

Total income	10,707,169

Expenses:
Investment advisory fee	9,937,048
Administration fee	452,784
Professional fees	168,899
Audit and tax fees	47,170
Federal and state registration fees	61,253
Custodian fees	284,561
Transfer agent fees	122,784
Trustees’ fees	46,330
Miscellaneous	195,099

Total expenses	11,315,928

Fees paid indirectly	(114,772)

Net expenses	11,201,156

Net investment loss	(493,987)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from security transactions	(309,232,991)
Net realized foreign exchange loss	(762,759)
Net change in unrealized foreign exchange gain	(2,975)
Net change in unrealized depreciation on investments	(199,224,519)

Net realized and unrealized loss on investments and foreign currency transactions	(509,223,244)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(509,717,231)

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(493,987)	$(2,018,893)
Net realized gain (loss) on investments and foreign currency transactions	(309,995,750)	165,938,722
Net change in unrealized gain (loss) on investments and foreign currency transactions	(199,227,494)	26,908,192

Net increase (decrease) in net assets from operations	(509,717,231)	190,828,021

Distributions to shareholders:
Net investment income	—	(2,158,850)
Capital gains	(6,289,104)	(162,304,058)

Total distributions to shareholders	(6,289,104)	(164,462,908)

Capital share transactions:
Proceeds from shares sold	229,469,776	221,149,826
Reinvestment of distributions	6,267,323	159,490,357
Cost of shares redeemed	(332,565,005)	(189,777,550)
Net assets acquired in tax-free reorganization	57,527,532	—
Redemption fees	377,381	61,826

Net increase (decrease) in net assets derived from capital share transactions	(38,922,993)	190,924,459

Total increase (decrease) in net assets	(554,929,328)	217,289,572

NET ASSETS:

Beginning of period	$857,040,845	$639,751,273

End of period (Including accumulated net investment loss of $1,310,871 and $2,321,500, respectively)	$302,111,517	$857,040,845

Capital share transactions are as follows:
Shares issued	6,387,777	4,610,299
Shares reinvested	339,661	4,054,264
Shares redeemed	(12,551,748)	(4,296,417)
Shares issued in tax-free reorganization	1,729,741	—

Net increase (decrease) from capital share transactions	(4,094,569)	4,368,146

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Financial Highlights

	For the year	For the year		For the year	For the year		For the year
	ended	ended		ended	ended		ended
	December 31,	December 31,		December 31,	December 31,		December 31,
	2008	2007		2006	2005		2004

Net asset value, beginning of period	$41.55	$39.35		$41.20	$31.67		$29.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06)	(0.03)		(0.21)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(22.85)	12.19		6.82	13.78		3.45

Total income (loss) from investment operations	(22.91)	12.16		6.61	13.80		3.43

LESS DISTRIBUTIONS:
Dividends from net investment income	—	(0.13)		—	(0.04)		—
Distributions from capital gains	(0.38)	(9.83)		(8.47)	(4.23)		(1.05)

Total distributions	(0.38)	(9.96)		(8.47)	(4.27)		(1.05)

Redemption fees added to paid-in capital	0.02	0.00	~	0.01	0.00	~	0.01

Net asset value, end of period	$18.28	$41.55		$39.35	$41.20		$31.67

Total Return	(55.07)%	32.32%		16.41%	43.97%		11.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$302,112	$857,041		$639,751	$603,249		$344,986
Ratio of expenses before fees paid indirectly to average net assets	1.65%	1.63%		1.74%	1.82%		1.94%
Ratio of net expenses to average net assets	1.64%#	1.59	%#	1.68%#	1.77	%#	1.70%#
Ratio of net investment loss to average net assets	(0.07) %#	(0.28)	%#	(0.50) %#	(0.02)	%#	(0.05) %#
Portfolio turnover	188.22%	217.86%		216.29%	180.42%		518.81%

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) returned −54.45% for the year ended December 31, 2008. This return was below the performance of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (which returned −53.17% for the year) and above the performance of the MSCI Emerging Markets Growth Index (“Benchmark”) (which returned −56.20%), which are the Fund’s two major benchmark indices.

This past year represented a “tale of two halves” for emerging markets securities. The first half was dominated by Brazil and commodity-focused securities as inflationary expectations surged. The second half saw a massive unwinding of commodities and inflationary forces against a backdrop of rapidly slowing global growth. The cyclicality of emerging markets was exposed and the rapid outflows of investor capital coupled with deleveraging and a rallying U.S. dollar led to a highly correlated market in which mega-cap and defensive names broadly outperformed throughout the year. This resulted in a very challenging environment within emerging markets and after five consecutive years of 25% or greater annual performance, emerging markets stocks experienced their first negative annual return since 2002. Performance of the MSCI Emerging Markets Index finished 2008 down −53.17% with value stocks (down −50.08%) outperforming growth stocks (down −56.20%). The “BRIC” countries of Brazil, Russia, India, and China ended 2008 down −56.06%, −73.83%, −64.63%, and −50.83%, respectively, based on the MSCI country specific indicies.

Over the course of 2008, a key contributor to performance versus the Benchmark was the Fund’s allocation and selection of holdings in the materials and industrials sectors. In addition, an underweight allocation and good stock selection in both Russia and China positively contributed to the performance of the Fund. Towards the latter part of the year, the Fund’s exposure to China substantially increased; however, Russia remained an underweight position throughout the year.

Within the consumer staples sector, Massmart Holdings, Ltd. (JNB: MSM), headquartered in South Africa, was an example of a holding that contributed to performance in 2008. The company is a managed portfolio of nine wholesale and retail chains, each focused on distribution of mainly branded consumer goods for cash, in 14 countries in sub-Saharan Africa through four divisions, comprising 242 stores. As inflation expectations came down in the second half of 2008, retailers such as Massmart benefited as investors anticipated lower interest rates in South Africa.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in China. One of the holdings in China that contributed to the Fund’s performance in 2008 was China South Locomotive and Rolling Stock Corp., Ltd.-H (HKG: 1766), a manufacturer and distributor of locomotives, passenger carriages, freight wagons, multiple unit and rapid transit vehicles. This holding benefited from Chinese stimulus action and the earmarking of capital for rail projects.

Given a fairly challenging environment in which to select stocks, not all holdings contributed positively to performance. Two sectors where allocation or stock selection detracted from Fund performance were the telecommunication services and health care sectors. Additionally, holdings in Brazil and Mexico detracted from Fund performance versus the Benchmark.

Within the information technology sector, Baidu, Inc. (NASDAQ: BIDU), formerly Baidu.com, Inc., a Chinese-language Internet search provider, was an example of a holding that detracted from performance in 2008. The company suffered as investors exited non-index names. In addition, competition from Google continued to erode the company’s market share.

Additionally, within Russia, Gazprom OAO-SPON ADR (LON: OGZD), a company engaged in the sale of natural gas, detracted from Fund performance. The company is also involved in other types of activities, which include the leasing of assets, organization services for gas transportation and storage, sales of gas condensate and refined products. The stock was hurt by plunging oil prices, a significantly declining Russian stock market, and ongoing disputes with the Ukraine. In addition, material cost increases along with rising salaries hurt the entire industry during the year.

We continue to add names with good earnings potential in the developing world, specifically increasing exposure to China as well as select Southeast Asian countries. In addition, the Fund is positioned less defensively due to the perception that many defensive stocks appear overbought and market expectations have caught up with the negative outlook of the short term. As we move into the new year, the Fund reflects decreased exposure to markets such as Korea and Taiwan relative to exposures from the prior year.

Chad Cleaver was named the assistant portfolio manager of the Driehaus Emerging Markets Growth Fund on May 1, 2008 and has certain responsibilities for investment decision-making. In 2008, Driehaus Capital Management LLC (“Driehaus”) added one senior analyst to the international team supporting the Fund. Jennifer Yeung joined the firm as a senior analyst with coverage responsibility for Asia, including China, Hong Kong, Taiwan and South Korea. Three international market analysts were hired during 2008, while two international market analysts who supported the Fund left Driehaus during the year.

As always, we at Driehaus thank you for your interest in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities, especially during these difficult times. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the non- U.S. equity markets on behalf of our shareholders.

Sincerely,

Howard Schwab	Chad Cleaver
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Driehaus Emerging Markets Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

					Since Inception
Average Annual Total Returns as of 12/31/08	1 Year	3 Years	5 Years	10 Years	(12/31/97 - 12/31/08)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	−54.45%	−2.89%	9.57%	14.63%	11.83%
MSCI Emerging Markets Index[2]	−53.17%	−4.62%	8.02%	9.31%	5.58%
MSCI Emerging Markets Growth Index[3]	−56.20%	−7.32%	5.44%	7.53%	4.14%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 25 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2008

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 80.5%

FAR EAST — 40.6%

China — 19.9%
Beijing Enterprises Holdings, Ltd.	455,000	$1,863,064
China Construction Bank Corp. — H	4,185,000	2,328,417
China Mobile, Ltd.	728,000	7,386,372
China Overseas Land & Investment, Ltd.	1,328,974	1,866,063
China Railway Contruction Corp., Ltd. — H**	1,747,890	2,616,783
China Resources Land, Ltd.	2,464,000	3,049,932
China South Locomotive and Rolling Stock Corp., Ltd. — H**	12,351,800	6,709,643
China Unicom (Hong Kong), Ltd.	524,000	637,194
CNOOC, Ltd.	7,373,000	7,013,015
Industrial & Commercial Bank of China, Ltd. — H	5,874,000	3,118,606
Ping An Insurance Group Company of China, Ltd. — H	611,000	3,002,649
Tencent Holdings, Ltd.	721,200	4,686,162
Tsingtao Brewery Co., Ltd. — H	2,114,000	4,442,264
Zijin Mining Group Co., Ltd. — H	5,877,500	3,606,058

		52,326,222

India — 7.5%
Bank of India	851,986	5,049,142
Bharat Heavy Electricals, Ltd.	71,018	1,997,046
Bharti Airtel, Ltd.**	249,969	3,684,747
Educomp Solutions, Ltd.	89,371	4,443,224
Hero Honda Motors, Ltd.	171,466	2,839,486
Steel Authority of India, Ltd.	1,014,086	1,626,248

		19,639,893

South Korea — 6.9%
Doosan Heavy Industries and Construction Co., Ltd.	34,278	1,766,498
Korea Plant Service & Engineering Co., Ltd.	150,230	3,035,354
KT&G Corp.	28,888	1,827,270
LG Display Co., Ltd.	107,700	1,794,997
MegaStudy Co., Ltd.	14,929	2,210,183
NHN Corp.**	16,586	1,753,378
POSCO	10,668	3,239,568
SK Telecom Co., Ltd.	15,578	2,589,328

		18,216,576

Taiwan — 2.1%
Fubon Financial Holding Co., Ltd.	2,655,000	1,948,488
Quanta Computer, Inc.	1,335,000	1,416,368
Taiwan Semiconductor Manufacturing Co., Ltd.	1,595,564	2,177,115

		5,541,971

Thailand — 2.1%
PTT Exploration & Production Public Co., Ltd. — NVDR	1,269,200	3,967,023
Siam Commercial Bank Public Co., Ltd. — NVDR	1,102,900	1,546,353

		5,513,376

Indonesia — 1.6%
PT Telekomunikasi Indonesia	6,782,000	4,334,527

Philippines — 0.5%
Bank of Philippine Islands	1,467,524	1,225,985

Total FAR EAST		106,798,550

SOUTH AMERICA — 15.8%

Brazil — 11.7%
BM&F Bovespa SA	830,200	2,143,141
Companhia Brasileira de Distribuicao Grupo Pao de Acucar — Pref.	239,800	3,187,736
Companhia Vale do Rio Doce — ADR	498,759	6,039,971
Natura Cosmeticos SA	566,600	4,613,951
Petroleo Brasileiro SA — ADR	324,658	7,950,874
Redecard SA	244,200	2,691,226
Unibanco SA — SP ADR	63,335	4,092,708

		30,719,607

Peru — 1.8%
Credicorp, Ltd.	45,964	2,296,361
Southern Copper Corp.	154,561	2,482,250

		4,778,611

Argentina — 1.4%
MercadoLibre, Inc.**	229,494	3,765,997

Chile — 0.9%
Lan Airlines SA — SP ADR	298,193	2,400,454

Total SOUTH AMERICA		41,664,669

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2008

	Number	Market
	of	Value
	Shares	(Note A)

EUROPE — 8.2%

Russia — 4.0%
Gazprom OAO — SP ADR	276,204	$3,979,353
Mobile TeleSystems — SP ADR	105,668	2,819,222
Novolipetsk Steel — S — GDR	196,640	2,015,397
Sberbank RF	2,342,984	1,753,032

		10,567,004

Turkey — 1.7%
Turkcell Iletisim Hizmetleri AS	464,973	2,688,228
Turkiye Garanti Bankasi AS**	1,050,452	1,808,110

		4,496,338

United Kingdom — 0.8%
Tullow Oil PLC	212,851	2,037,880

Poland — 0.7%
Telekomunikacja Polska SA	271,706	1,764,708

Portugal — 0.5%
Jeronimo Martins (SGPS) SA	249,893	1,387,912

Luxembourg — 0.5%
Tenaris SA — ADR	65,686	1,378,092

Total EUROPE		21,631,934

NORTH AMERICA — 7.2%

Mexico — 3.8%
America Movil SAB de CV — L — ADR	103,429	3,205,265
Cemex SAB de CV**	2,268,900	2,054,519
Grupo Modelo SA de CV — C	477,200	1,516,179
Wal-Mart de Mexico SAB de CV — V	1,170,768	3,128,022

		9,903,985

Canada — 1.8%
Goldcorp, Inc.	150,447	4,678,542

United States — 1.6%
McDonald’s Corp.	69,797	4,340,675

Total NORTH AMERICA		18,923,202

AFRICA — 6.0%

South Africa — 6.0%
ABSA Group, Ltd.	109,426	1,287,542
Impala Platinum Holdings, Ltd.	114,261	1,683,892
Massmart Holdings, Ltd.	373,504	3,424,781
MTN Group, Ltd.	127,785	1,506,604
Sasol, Ltd.	151,723	4,614,156
Tiger Brands, Ltd.	210,622	3,260,424

		15,777,399

Total AFRICA		15,777,399

MIDDLE EAST — 2.7%

Israel — 1.3%
Check Point Software Technologies, Ltd.**	102,235	1,941,443
Israel Chemicals, Ltd.	220,524	1,542,683

		3,484,126

Qatar — 1.4%
Qatar National Bank	77,876	3,680,882

Total MIDDLE EAST		7,165,008

Total EQUITY SECURITIES (Cost $220,379,862)		211,960,762

EXCHANGE-TRADED FUNDS — 8.2%

FAR EAST — 3.3%

Taiwan — 1.9%
iShares MSCI Taiwan Index Fund	646,105	4,903,937

South Korea — 1.4%
iShares MSCI South Korea Index Fund	134,826	3,760,297

Total FAR EAST		8,664,234

NORTH AMERICA — 2.7%

United States — 2.7%
iShares MSCI Emerging Markets Index Fund	284,460	7,102,966

Total NORTH AMERICA		7,102,966

AFRICA — 2.2%

South Africa — 2.2%
NewGold Issuer, Ltd.**	685,089	5,957,940

Total AFRICA		5,957,940

Total EXCHANGE-TRADED FUNDS (Cost $21,581,314)		21,725,140

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2008

	Number	Market
	of	Value
	Shares	(Note A)

RIGHTS — 0.0%

FAR EAST — 0.0%

China — 0.0%
China Overseas Land & Investment, Ltd.**	53,159	$19,771

Total FAR EAST		19,771

Total RIGHTS (Cost $0)		19,771

TOTAL INVESTMENTS (COST $241,961,176)	88.7%	$233,705,673
Other Assets In Excess Of Liabilities	11.3%	29,700,368

Net Assets	100.0%	$263,406,041

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$270,984,630

Gross Appreciation	$18,469,943
Gross Depreciation	(55,748,900)

Net Depreciation	$(37,278,957)

** Non-income producing security
ADR — American Depository Receipt
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	40.6%
South America	15.8%
North America	13.2%
Africa	8.2%
Eastern Europe	6.4%
Middle East	2.7%
Western Europe	1.8%

Top Ten Holdings*

Petroleo Brasileiro SA — ADR	3.0%
China Mobile, Ltd.	2.8%
iShares MSCI Emerging Markets Index Fund	2.7%
CNOOC, Ltd.	2.7%
China South Locomotive and Rolling Stock Corp., Ltd. — H	2.5%
Companhia Vale do Rio Doce — ADR	2.3%
NewGold Issuer, Ltd.	2.3%
Bank of India	1.9%
iShares MSCI Taiwan Index Fund	1.9%
Tencent Holdings, Ltd.	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2008.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2008

Percent of
Industry	Net Assets

Airlines	0.9%
Automobiles	1.1%
Beverages	2.3%
Chemicals	0.6%
Commercial Banks	10.7%
Commercial Services & Supplies	1.2%
Computers & Peripherals	0.5%
Construction & Engineering	1.7%
Construction Materials	0.8%
Diversified Consumer Services	2.5%
Diversified Financial Services	1.6%
Diversified Telecommunication Services	2.6%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.5%
Food & Staples Retailing	4.2%
Food Products	1.2%
Hotels, Restaurants & Leisure	1.6%
Industrial Conglomerates	0.7%
Insurance	1.1%
Internet Software & Services	3.9%
IT Services	1.0%
Machinery	2.5%
Metals & Mining	9.6%
Oil, Gas & Consumable Fuels	11.2%
Other	8.2%
Personal Products	1.8%
Real Estate Management & Developement	1.9%
Semiconductors & Semiconductor Equipment	0.8%
Software	0.7%
Tobacco	0.7%
Wireless Telecommunication Services	9.1%
Other Assets in Excess of Liabilities	11.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Statement of Assets and Liabilities
December 31, 2008

ASSETS:
Investments, at market value (Cost $241,961,176)	$233,705,673
Foreign currency (Cost $1,440,975)	1,469,811
Cash	30,395,386
Receivables:
Dividends	648,040
Interest	50,535
Investment securities sold	4,395,273
Fund shares sold	585,547
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	61,060
Prepaid expenses and other assets	16,173

TOTAL ASSETS	271,327,498

LIABILITIES:
Payables:
Investment securities purchased	6,313,755
Fund shares redeemed	1,000,658
Due to affiliates	321,174
Foreign taxes	108,507
Accrued expenses	177,363

TOTAL LIABILITIES	7,921,457

NET ASSETS	$263,406,041

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	15,319,868

NET ASSET VALUE	$17.19

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2008:
Paid-in capital	$396,546,784
Accumulated net investment loss	(449,668)
Accumulated net realized loss	(124,591,452)
Unrealized net foreign exchange gain	155,880
Unrealized net depreciation on investments	(8,255,503)

NET ASSETS	$263,406,041

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Operations
For the year ended December 31, 2008

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $935,340)	$8,513,202
Interest	510,198

Total income	9,023,400

Expenses:
Investment advisory fee	8,693,988
Administration fee	398,714
Professional fees	142,168
Audit and tax fees	45,204
Federal and state registration fees	57,750
Custodian fees	569,721
Transfer agent fees	119,104
Trustees’ fees	41,151
Miscellaneous	184,897

Total expenses	10,252,697

Fees paid indirectly	(114,583)

Net expenses	10,138,114

Net investment loss	(1,114,714)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from security transactions	(114,250,647)
Net realized foreign exchange loss	(2,793,152)
Net change in unrealized foreign exchange gain	(140,085)
Net change in unrealized depreciation on investments	(286,911,650)

Net realized and unrealized loss on investments and foreign currency transactions	(404,095,534)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(405,210,248)

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2008	December 31, 2007

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(1,114,714)	$(1,971,110)
Net realized gain (loss) on investments and foreign currency transations	(117,043,799)	227,097,147
Net change in unrealized gain (loss) on investments and foreign currency transactions	(287,051,735)	80,577,010

Net increase (decrease) in net assets from operations	(405,210,248)	305,703,047

Distributions to shareholders:
Net investment income	—	—
Capital gains	(35,210,570)	(205,345,104)

Total distributions to shareholders	(35,210,570)	(205,345,104)

Capital share transactions:
Proceeds from shares sold	93,261,797	186,413,186
Reinvestment of distributions	34,929,459	203,595,850
Cost of shares redeemed	(382,653,610)	(321,083,936)
Redemption fees	58,996	156,209

Net increase (decrease) in net assets derived from capital share transactions	(254,403,358)	69,081,309

Total increase (decrease) in net assets	(694,824,176)	169,439,252

NET ASSETS:

Beginning of period	$958,230,217	$788,790,965

End of period (Including accumulated net investment loss of $449,668 and $285,145, respectively)	$263,406,041	$958,230,217

Capital share transactions are as follows:
Shares issued	3,729,727	4,132,115
Shares reinvested	1,992,553	4,942,726
Shares redeemed	(12,454,638)	(7,202,200)

Net increase (decrease) from capital share transactions	(6,732,358)	1,872,641

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Financial Highlights

	For the year		For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2008		2007	2006	2005	2004

Net asset value, beginning of period	$43.45		$39.09	$28.29	$23.00	$20.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.08)		(0.09)	(0.07)	0.04	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(23.53)		16.00	11.68	8.83	4.75

Total income (loss) from investment operations	(23.61)		15.91	11.61	8.87	4.74

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—	(0.08)	(0.04)
Distributions from capital gains	(2.65)		(11.56)	(0.84)	(3.51)	(2.00)

Total distributions	(2.65)		(11.56)	(0.84)	(3.59)	(2.04)

Redemption fees added to paid-in capital	0.00	~	0.01	0.03	0.01	0.01

Net asset value, end of period	$17.19		$43.45	$39.09	$28.29	$23.00

Total Return	(54.45)%		42.36%	41.22%	38.95%	24.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$263,406		$958,230	$788,791	$241,587	$143,480
Ratio of expenses before fees paid indirectly to average net assets	1.77%		1.74%	1.83%	2.07%	2.23%
Ratio of net expenses to average net assets	1.75	%#	1.69%#	1.78%#	2.01%#	2.03%#
Ratio of net investment loss to average net assets	(0.19)	%#	(0.22) %#	(0.32) %#	(0.02) %#	(0.29) %#
Portfolio turnover	313.25%		165.07%	181.01%	349.69%	356.90%

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned −53.12% for the year ended December 31, 2008. This return was below the performance of the Fund’s two major benchmark indices: the Morgan Stanley Capital International All Country (“MSCI AC”) World ex USA Small Cap Growth Index (“Benchmark”) (which returned −52.48% for the year) and the MSCI World ex USA Small Cap Index (which returned −47.79%).

Equity performance posted substantial losses during the year as the global economy experienced one of its worst periods of negative performance in history. In response to the global economic slowdown, many foreign governments recently took fiscal and monetary policy action by reducing interest rates and announcing stimulus plans. What started as a housing and sub-prime issue has turned into something more severe. A slow down in global growth, falling commodity and energy prices, and significant distress in the credit markets has led to uncertainty. In this environment, growth-related non-U.S. small capitalization stocks underperformed relative to value-related non-U.S. small capitalization stocks. In addition, non-U.S. large capitalization stocks provided the best returns relative to non-U.S. small and mid capitalization stocks in 2008.

Over the course of 2008, a key contributor to performance versus the Benchmark was the Fund’s allocation and selection of holdings in the materials sector. In addition, good stock selection in both Canada and Egypt positively contributed to the performance of the Fund compared to the Benchmark. Towards the latter part of the year the Fund’s exposure to Canada modestly increased whereas the Fund’s exposure to Egypt was eliminated.

Within the financials sector, Seven Bank, Ltd. (JSD: 8410), a Japanese-based regional bank, favorably contributed to performance. The company operates in two business segments: the Automated Teller Machine (“ATM”) segment, which is engaged in the provision of deposit and withdrawal services through its ATM network; and the Financial Services segment, which is involved in the provision of savings accounts to individual customers and others. The company primarily derives revenues from the fees charged to ATM users on a per transaction basis. As the company expands its nationwide network in Japan and utilization improves, transaction volume is expected to increase.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in France. One of the holdings in France that contributed to the Fund’s performance in 2008 was Faiveley SA (EPA: LEY). The company is active through its Faiveley Transport subsidiary, which designs and manufactures equipment and systems for trains, metros and tramways. The company continues to benefit from the increased demand in new rail installation throughout the emerging markets and the increased worldwide development of high speed train networks.

Certain areas detracted from Fund performance. One sector where allocation and stock selection negatively affected the performance of the Fund was the consumer discretionary sector. Additionally, holdings in the United Kingdom, Germany, and Australia detracted from Fund performance versus the Benchmark.

In the consumer discretionary sector, VisionChina Media, Inc.-ADR (NASDAQ: VISN) was an example of a holding that detracted from performance. The company is engaged in operating out-of-home advertising networks using real-time mobile digital television broadcasts to deliver content and advertising on mass transportation systems in China. The company suffered amid concerns of international clients’ plans to cut their Chinese marketing in 2009 as the global economy slows.

Similarly, stock selection in the United Kingdom also detracted from the performance of the Fund in 2008, including holdings such as Wellstream Holdings PLC (“Wellstream”) (LON: WSM). The company is engaged in the design and manufacture of bespoke pipeline products and systems for the oil and gas industry and is one of the largest suppliers to Petroleo Brazileiro SA (Petrobras), a large exploration and production company in Brazil. The company suffered as commodity prices sharply fell in the second half of 2008.

We have continued to add small cap names with good earnings potential throughout Europe and the emerging markets. As we move into the new year, the Fund’s exposure to Japan, China, and the United Kingdom has increased. After a substantial underweight to Japan for the past two years the Fund has increased exposure to the region. Within Japan, the Fund is looking to capitalize on ideas mostly tied to domestic consumption.

On May 1, 2008, Mr. Mouser was promoted from Assistant Portfolio Manager to Co-Portfolio Manager for the fund. In 2008, Driehaus Capital Management LLC (“Driehaus”) added one senior analyst to the international team supporting the Fund. Jennifer Yeung joined the firm as a senior analyst with coverage responsibility for Asia, including China, Hong Kong, Taiwan and South Korea. Three international market analysts were hired during 2008, while two international market analysts who supported the Fund left Driehaus during the year.

As always, we at Driehaus thank you for your interest in the Driehaus International Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities, especially during these difficult times. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the non-U.S. equity markets on behalf of our shareholders.

Sincerely,

Howard Schwab	David Mouser
Lead Portfolio Manager	Co-Portfolio Manager

Performance is historical and does not represent future results.

Driehaus International Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns		Since Inception				Since Inception
as of 12/31/08	1 Year	(9/17/07 - 12/31/08)	1 Year	3 Years	5 Years	(8/1/02 - 12/31/08)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	−53.12%	−36.43%	53.12%	−2.33%	9.72%	17.24%
MSCI World ex USA Small Cap Index[2]	−47.79%	−40.24%	−47.79%	−13.45%	1.11%	7.31%
MSCI AC World ex USA Small Cap Growth Index[3]	−52.48%	−42.98%	−52.48%	−12.24%	0.95%	6.48%

You cannot invest directly in any of these indices.

[1]	The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Limited Partnership, which was established on August 1, 2002, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Limited Partnership’s assets on September 17, 2007. The Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International World ex USA Small Cap Index (MSCI World ex USA Small Cap Index) is a market capitalization-weighted index designed to measure the equity performance in 22 global developed markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a marker capitalization-weighted index designed to measure equity performance in 47 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization stocks. The index was added as of March 31, 2008 because it includes both developed and emerging markets and is a growth index, making it a good benchmark for the Fund. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2008

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 82.9%

FAR EAST — 39.6%

Japan — 15.4%
ABC-Mart, Inc.	29,700	$1,086,074
Aeon Delight Co., Ltd.	74,500	2,160,621
Capcom Co., Ltd.	65,368	1,478,830
Gourmet Navigator, Inc.	687	1,844,431
Hogy Medical Co., Ltd.	34,100	2,335,487
Net One Systems Co., Ltd.	1,317	2,647,891
Point, Inc.	45,240	2,493,638
Seven Bank, Ltd.	503	1,922,568
Shinko Plantech Co., Ltd.	71,151	605,485
Torishima Pump Manufacturing Co., Ltd.	56,300	592,258

		17,167,283

China — 13.3%
Anta Sports Products, Ltd.	1,657,000	760,989
China Green Holdings, Ltd.	2,642,000	2,113,033
China National Materials Co., Ltd. — H**	3,577,000	2,170,170
Li Ning Co., Ltd.	746,000	1,175,466
Shimao Property Holdings, Ltd.	2,615,500	1,830,859
Sino-Ocean Land Holdings, Ltd.	3,447,000	1,574,489
Tsingtao Brewery Co., Ltd. — H	932,000	1,958,462
VisionChina Media, Inc. — ADR**	108,133	590,406
Zhuzhou CSR Times Electric Co., Ltd. — H	3,317,500	2,690,818

		14,864,692

South Korea — 4.3%
Jinsung T.E.C.	109,185	476,927
Korea Plant Service & Engineering Co., Ltd.	121,790	2,460,732
MegaStudy Co., Ltd.	12,717	1,882,705

		4,820,364

Thailand — 2.2%
CP All Public Co., Ltd. — NVDR	6,782,400	2,412,416

Australia — 1.6%
JB Hi-Fi, Ltd.	267,786	1,822,086

India — 1.4%
Educomp Solutions, Ltd.	30,444	1,513,573

Hong Kong — 0.9%
Midland Holdings, Ltd.	2,812,000	1,012,526

Philippines — 0.5%
Jollibee Foods Corp.	614,000	547,982

Total FAR EAST		44,160,922

EUROPE — 26.0%

United Kingdom — 13.9%
Aggreko PLC	165,578	1,080,957
Amlin PLC	304,330	1,581,880
Autonomy Corp. PLC**	169,899	2,364,170
Chloride Group PLC**	972,485	2,029,395
Domino’s Pizza UK & IRL PLC	1,055,727	2,556,139
Micro Focus International PLC	652,104	2,676,564
SDL PLC**	538,285	1,772,985
Wellstream Holdings PLC	99,492	512,179
WS Atkins PLC	88,337	865,677

		15,439,946

Italy — 3.3%
Ansaldo STS SpA	190,755	2,703,379
Landi Renzo SpA	208,591	986,112

		3,689,491

France — 2.4%
Faiveley SA	39,588	2,666,969

Spain — 2.3%
Viscofan SA	128,300	2,551,089

Switzerland — 1.6%
Temenos Group AG**	135,044	1,822,443

British Virgin Islands — 0.7%
Playtech, Ltd.	182,503	839,730

Germany — 0.7%
Bauer AG	19,112	807,413

Norway — 0.7%
Opera Software ASA**	281,016	731,917

Russia — 0.4%
Pharmstandard — GDR**	40,730	433,122

Total EUROPE		28,982,120

NORTH AMERICA — 8.2%

Canada — 6.4%
5N Plus, Inc.**	425,318	1,584,822
Petrobank Energy & Resources, Ltd.**	76,942	1,265,850
ProEx Energy, Ltd.**	120,984	1,097,627
Silver Wheaton Corp.**	172,768	1,119,598
TriStar Oil & Gas, Ltd.**	218,831	2,022,569

		7,090,466

Mexico — 1.8%
Desarrolladora Homex SAB de CV**	542,863	2,042,327

Total NORTH AMERICA		9,132,793

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2008

	Number	Market
	of	Value
	Shares	(Note A)

SOUTH AMERICA — 7.7%

Brazil — 5.5%
GVT Holding SA**	127,100	$1,382,730
Natura Cosmeticos SA	214,700	1,748,350
PDG Realty SA Empreendimentos e Participacoes	300,290	1,435,778
SLC Agricola SA	262,390	1,575,240

		6,142,098

Argentina — 2.2%
MercadoLibre, Inc.**	149,440	2,452,310

Total SOUTH AMERICA		8,594,408

AFRICA — 1.4%

South Africa — 1.4%
Massmart Holdings, Ltd.	166,135	1,523,346

Total AFRICA		1,523,346

Total EQUITY SECURITIES (Cost $104,462,393)		92,393,589

EXCHANGE-TRADED FUNDS — 5.7%

EUROPE — 1.9%

United Kingdom — 1.9%
Gold Bullion Securities, Ltd.**	25,044	2,122,730

Total EUROPE		2,122,730

AFRICA — 1.9%

South Africa — 1.9%
NewGold Issuer, Ltd.**	243,401	2,116,759

Total AFRICA		2,116,759

FAR EAST — 1.9%

China — 1.9%
iShares Asia Trust — iShares FTSE/Xinhua A50 China Tracker	1,931,556	2,083,534

Total FAR EAST		2,083,534

Total EXCHANGE-TRADED FUNDS (Cost $6,331,524)		6,323,023

TOTAL INVESTMENTS (COST $110,793,917)	88.6%	$98,716,612
Other Assets In Exess Of Liabilities	11.4%	12,729,187

Net Assets	100.0%	$111,445,799

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$120,461,709

Gross Appreciation	$5,726,928
Gross Depreciation	(27,472,025)

Net Depreciation	$(21,745,097)

** Non-income producing security
ADR — American Depository Receipt
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt

Regional Weightings*

Western Europe	27.5%
Asia/Far East Ex-Japan	26.1%
Japan	15.4%
North America	8.2%
South America	7.7%
Africa	3.3%
Eastern Europe	0.4%

Top Ten Holdings*

Ansaldo STS SpA	2.4%
Zhuzhou CSR Times Electric Co., Ltd. — H	2.4%
Micro Focus International PLC	2.4%
Faiveley SA	2.4%
Net One Systems Co., Ltd.	2.4%
Domino’s Pizza UK & IRL PLC	2.3%
Viscofan SA	2.3%
Point, Inc.	2.2%
Korea Plant Service & Engineering Co., Ltd.	2.2%
MercadoLibre, Inc.	2.2%

*	All percentages are stated as a percent of net assets at December 31, 2008.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2008

Percent of
Industry	Net Assets

Auto Components	0.9%
Beverages	1.8%
Commercial Banks	1.7%
Commercial Services & Supplies	5.1%
Construction & Engineering	0.7%
Diversified Consumer Services	3.1%
Diversified Telecommunication Services	1.2%
Electrical Equipment	4.2%
Electronic Equipment, Instruments & Components	1.4%
Energy Equipment & Services	1.0%
Food & Staples Retailing	3.5%
Food Products	5.6%
Health Care Equipment & Supplies	2.1%
Hotels, Restaurants & Leisure	2.8%
Household Durables	3.1%
Insurance	1.4%
Internet Software & Services	4.5%
IT Services	2.4%
Leisure Equipment & Products	1.1%
Machinery	5.3%
Media	0.5%
Metals & Mining	1.0%
Oil, Gas & Consumable Fuels	3.9%
Other	5.7%
Personal Products	1.6%
Pharmaceuticals	0.4%
Professional Services	0.8%
Real Estate Management & Development	4.0%
Software	9.8%
Specialty Retail	4.9%
Textiles, Apparel & Luxury Goods	0.7%
Transportation Infrastructure	2.4%
Other Assets in Excess of Liabilities	11.4%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Statement of Assets and Liabilities
December 31, 2008

ASSETS:
Investments, at market value (Cost $110,793,917)	$98,716,612
Foreign currency (Cost $2,010,498)	1,996,862
Cash	10,690,896
Receivables:
Dividends	69,546
Interest	28
Investment securities sold	980,278
Fund shares sold	678,365
Foreign taxes	2,615
Prepaid expenses and other assets	30,111

TOTAL ASSETS	113,165,313

LIABILITIES:
Payables:
Investment securities purchased	1,173,474
Fund shares redeemed	343,201
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	7,778
Due to affiliates	140,338
Accrued expenses	54,723

TOTAL LIABILITIES	1,719,514

NET ASSETS	$111,445,799

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	22,618,489

NET ASSET VALUE	$4.93

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2008:
Paid-in capital	$211,961,225
Accumulated net investment loss	(1,242,864)
Accumulated net realized loss	(87,178,608)
Unrealized net foreign exchange loss	(16,649)
Unrealized net depreciation on investments	(12,077,305)

NET ASSETS	$111,445,799

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Small Cap Growth Fund
Statement of Operations
For the year ended December 31, 2008

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $127,152)	$1,503,228
Interest	235,514

Total income	1,738,742

Expenses:
Investment advisory fee	2,316,308
Administration fee	167,372
Professional fees	65,822
Audit and tax fees	42,495
Federal and state registration fees	41,692
Custodian fees	113,317
Transfer agent fees	48,566
Trustees’ fees	26,689
Miscellaneous	74,153

Total expenses	2,896,414

Transfer agent fees waived	(25,500)
Fees paid indirectly	(42,229)

Net expenses	2,828,685

Net investment loss	(1,089,943)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from security transactions	(85,225,391)
Net realized foreign exchange loss	(762,959)
Net change in unrealized foreign exchange loss	(48,198)
Net change in unrealized depreciation on investments	(32,375,232)

Net realized and unrealized loss on investments and foreign currency transactions	(118,411,780)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(119,501,723)

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Small Cap Growth Fund
Statement of Changes in Net Assets

		For the period
	For the year	September 17, 2007
	ended	through
	December 31, 2008	December 31, 2007*

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(1,089,943)	$(298,738)
Net realized gain (loss) on investments and foreign currency transactions	(85,988,350)	13,959,961
Net change in unrealized gain (loss) on investments and foreign currency transactions	(32,423,430)	20,329,476

Net increase (decrease) in net assets from operations	(119,501,723)	33,990,699

Distributions to shareholders:
Net investment income	(128,410)	(1,206,952)
Capital gains	(6,358,378)	(7,297,124)

Total distributions to shareholders	(6,486,788)	(8,504,076)

Capital share transactions:
Proceeds from shares sold	117,731,851	144,236,868
Reinvestment of distributions	6,465,019	8,498,763
Cost of shares redeemed	(30,134,685)	(35,199,864)
Redemption fees	8,050	341,685

Net increase in net assets derived from capital share transactions	94,070,235	117,877,452

Total increase (decrease) in net assets	(31,918,276)	143,364,075

NET ASSETS:

Beginning of period	$143,364,075	$—

End of period (Including accumulated net investment loss of $1,242,864 and 1,193,548, respectively)	$111,445,799	$143,364,075

Capital share transactions are as follows:
Shares issued	13,298,606	15,076,803
Shares reinvested	1,293,004	807,867
Shares redeemed	(4,837,172)	(3,020,619)

Net increase from capital share transactions	9,754,438	12,864,051

*	Fund commenced operations on September 17, 2007.

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Small Cap Growth Fund
Financial Highlights

			For the period
	For the year		September 17, 2007
	ended		through
	December 31, 2008		December 31, 2007

Net asset value, beginning of period	$11.14		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.90)		1.84

Total income (loss) from investment operations	(5.91)		1.82

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.01)		(0.10)
Distributions from capital gains	(0.29)		(0.61)

Total distributions	(0.30)		(0.71)

Redemption fees added to paid-in capital	0.00 ~		0.03

Net asset value, end of period	$4.93		$11.14

Total Return	(53.12)%		18.88	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$111,446		$143,364
Ratio of expenses before fees paid indirectly to average net assets	1.88	%+	1.94	%*+
Ratio of net expenses to average net assets	1.83	%+#	1.90	%*+#
Ratio of net investment loss to average net assets	(0.71)	%+#	(0.83)	%*+#
Portfolio turnover	270.74%		100.45	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. PNC Global Investment Servicing (U.S.) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, September 17, 2007. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until September 16, 2010. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Global Growth Fund (“Fund”) returned −50.20% from its inception on May 1, 2008 through December 31, 2008. This performance was below the performance of the Fund’s benchmark index, the Morgan Stanley Capital International All Country World Growth Index, which declined −40.40% for the same period.1

During the past year, significant turmoil in the credit markets resulted in a lack of liquidity as financial institutions began to deleverage. The rapid contraction in capital accelerated the slowdown in global growth which negatively impacted earnings forecasts for many companies, particularly in the materials, energy, and industrials sectors. Although many governments and central banks responded with both monetary and fiscal stimulus, the policy measures required more time to impact the broader economy. In this environment, investors became increasingly risk averse, as evidenced by substantial fund outflows, which contributed to significant losses in equity securities. Notably, there was a very high correlation among sectors and geographies as everything declined together, although mega-cap and defensive companies generally outperformed.

Over the course of 2008, a key contributor to performance was AECOM Technology Corp. (NYSE: ACM). The company provides planning, consulting, architectural and engineering design, and program and construction management services for a range of projects, including highways, airports, bridges, mass transit systems, government and commercial buildings, water and wastewater facilities, and power transmission and distribution. Despite the recent economic downturn, the company is well positioned to benefit from increased infrastructure spending through government stimulus plans.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio such as Gilead Sciences, Inc. (NASDAQ: GILD). Gilead Sciences, Inc. is a biopharmaceutical company that discovers, develops and commercializes therapeutics in areas of unmet medical need. The company is experiencing increased demand for its human immunodeficiency virus (HIV) drugs. In addition, the company continues to work on its new drug pipeline to sustain current growth.

Given a fairly challenging environment in which to select stocks, not all holdings contributed positively to performance. Two sectors where allocation or stock selection detracted from Fund performance were the consumer staples and industrials sectors. Additionally, holdings in the United States, Brazil, China, and Canada detracted from Fund performance versus the benchmark.

Within the industrials sector, Vestas Wind Systems A/S (CPH: VWS), a Denmark-based company active within the wind power industry, detracted from performance. The company is engaged primarily in the development, manufacturing, marketing and maintenance of wind power systems that utilize wind energy to generate electricity. Alternative energy stocks declined significantly during the year as a combination of volatile commodity prices, a global recession, and tightening credit markets adversely impacted the segment.

An example of a holding that detracted from 2008 Fund performance within Canada is Potash Corp. of Saskatchewan, Inc. (TSE: POT), an integrated fertilizer and related industrial and feed products company. The global recession is reducing crop prices, causing farmers to look for ways to reduce input costs. This has led to a decline in demand for fertilizers and expectations of falling prices.

Although the market continues to lack clear leadership, we think that investors will increasingly begin to isolate and reward companies that are able to deliver growth amidst a challenging global economy. Our bottom-up investment process continues to identify attractive opportunities in both developed and emerging markets. In fact, as we move into the new year, the Fund has increased its exposure to Brazil and China as well as select Western European countries, including the United Kingdom. In contrast, the Fund reflects decreased exposure to such markets as the United States.

In 2008, Driehaus Capital Management LLC (“Driehaus”) added one senior analyst to the international team supporting the Fund. Jennifer Yeung joined the firm as a senior analyst with coverage responsibility for Asia, including China, Hong Kong, Taiwan and South Korea. Over the course of 2008, Driehaus hired one domestic and three international market analysts, while two international and two domestic market analysts left Driehaus.

We at Driehaus thank you for your interest in the Driehaus Global Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities, especially during these difficult times. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the global equity markets on behalf of our shareholders.

Sincerely,

Daniel M. Rea	Howard Schwab	Daniel Wasiolek
Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus Global Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since May 1, 2008 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Since Inception
Average Annual Total Returns as of 12/31/08	(5/1/08 - 12/31/08)
Driehaus Global Growth Fund (DRGGX)[1]	−50.20%
MSCI AC World Growth Index[2]	−40.40%

You cannot invest directly in this index.

1 The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World Growth Index (MSCI AC World Growth Index) is a subset of the MSCI All Country World Index (MSCI ACWI) and includes only the MSCI ACWI stocks which are categorized as growth stocks. The MSCI ACWI is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 23 developed and 25 emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Global Growth Fund
Schedule of Investments
December 31, 2008

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 92.0%

NORTH AMERICA — 42.6%

United States — 39.3%
AECOM Technology Corp.**	7,065	$217,107
Apple, Inc.**	1,976	168,652
BlackRock, Inc.	1,579	211,823
Bucyrus International, Inc.	5,232	96,897
Celgene Corp.**	3,985	220,291
Central European Distribution Corp.**	6,373	125,548
Chipotle Mexican Grill, Inc. — A**	2,324	144,041
Continental Resources, Inc.**	6,786	140,538
Costco Wholesale Corp.	4,092	214,830
Delta Air Lines, Inc.**	16,972	194,499
Diamond Offshore Drilling, Inc.	1,829	107,801
Dolby Laboratories, Inc. — A**	2,959	96,937
EMC Corp.**	12,718	133,157
Equinix, Inc.**	3,705	197,069
First Solar, Inc.**	1,749	241,292
FLIR Systems, Inc.**	4,704	144,319
Fluor Corp.	4,125	185,089
GameStop Corp. — A**	4,058	87,896
Gilead Sciences, Inc.**	5,032	257,336
Google, Inc. — A**	634	195,050
Illumina, Inc.**	7,582	197,511
Intuitive Surgical, Inc.**	544	69,083
Kohl’s Corp.**	4,076	147,551
McAfee, Inc.**	6,667	230,478
McDonald’s Corp.	4,328	269,158
Monsanto Co.	2,973	209,151
Ralcorp Holdings, Inc.**	2,482	144,949
Sequenom, Inc.**	14,370	285,101
Southwestern Energy Co.**	5,898	170,865
The Children’s Place Retail Stores, Inc.**	6,457	139,988
United Therapeutics Corp.**	1,081	67,617
Visa, Inc. — A	2,503	131,282
Wal-Mart Stores, Inc.	4,882	273,685

		5,716,591

Canada — 3.3%
Bombardier, Inc. — B	31,761	114,489
Potash Corp. of Saskatchewan, Inc.	3,475	252,047
Research In Motion, Ltd.**	2,840	113,876

		480,412

Total NORTH AMERICA		6,197,003

EUROPE — 19.5%

United Kingdom — 3.7%
Autonomy Corp. PLC**	10,855	151,049
BG Group PLC	12,911	178,709
The Weir Group PLC	19,363	87,604
Tullow Oil PLC	12,726	121,841

		539,203

Germany — 3.0%
SGL Carbon AG**	6,565	220,265
Vossloh AG	1,926	215,615

		435,880

Turkey — 2.0%
Turkcell Iletisim Hizmetleri AS	23,400	135,286
Türkiye Garanti Bankasi AS**	93,110	160,267

		295,553

Russia — 1.8%
Mobile TeleSystems — SP ADR	4,881	130,225
Sberbank RF	178,635	133,656

		263,881

Spain — 1.6%
Gamesa Corporacion Tecnologica SA	12,502	227,951

Ireland — 1.2%
ICON PLC — SP ADR**	9,076	178,706

Netherlands — 1.2%
Fugro NV — CVA	3,622	104,107
Koninklijke Vopak NV	1,749	66,282

		170,389

Austria — 1.1%
Oesterreichische Elektrizitaetswirtschafts AG — A	3,597	166,317

Switzerland — 1.1%
ABB, Ltd.**	10,534	160,645

France — 1.1%
Alstom SA	2,657	158,343

Portugal — 1.0%
Jeronimo Martins, SGPS, SA	25,885	143,766

Finland — 0.7%
Nokian Renkaat OYJ	9,351	106,244

Total EUROPE		2,846,878

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund
Schedule of Investments
December 31, 2008

	Number	Market
	of	Value
	Shares	(Note A)

FAR EAST — 19.2%

China — 9.9%
Baidu, Inc. — SP ADR**	1,288	$168,174
China Mobile, Ltd.	16,500	167,411
China National Materials Co., Ltd. — H**	129,000	78,264
China Railway Construction Corp., Ltd. — H**	137,000	205,104
China Resources Land, Ltd.	152,000	188,145
Ctrip.com International, Ltd. - ADR	4,304	102,435
Ping An Insurance Group Company of China, Ltd. — H	46,500	228,516
Tsingtao Brewery Co., Ltd. — H	84,000	176,514
VisionChina Media, Inc. — ADR**	22,667	123,762

		1,438,325

Japan — 6.4%
Capcom Co., Ltd.	7,015	158,701
Daikin Industries, Ltd.	4,900	128,863
Komatsu, Ltd.	11,600	147,976
Kurita Water Industries, Ltd.	5,100	137,872
NGK Insulators, Ltd.	14,400	163,177
Nintendo Co., Ltd.	500	191,076

		927,665

Australia — 1.9%
CSL, Ltd.	6,063	142,977
Paladin Energy, Ltd.**	76,400	134,262

		277,239

Singapore — 1.0%
Singapore Exchange, Ltd.	42,000	149,612

Total FAR EAST		2,792,841

SOUTH AMERICA — 8.4%

Brazil — 6.1%
Companhia Vale do Rio Doce — ADR	15,281	185,053
Cyrela Brazil Realty SA	25,343	99,981
Gerdau SA — SP ADR	26,224	173,078
Natura Cosmeticos SA	14,900	121,334
Petroleo Brasileiro SA — ADR	6,962	170,499
Unibanco SA — SP ADR	2,132	137,770

		887,715

Peru — 1.3%
Credicorp, Ltd.	3,703	185,002

Argentina — 1.0%
MercadoLibre, Inc.**	9,156	150,250

Total SOUTH AMERICA		1,222,967

AFRICA — 2.3%

South Africa — 2.3%
Kumba Iron Ore, Ltd.	10,930	192,707
Randgold Resources, Ltd. — ADR	3,318	145,727

Total AFRICA		338,434

Total EQUITY SECURITIES (Cost $16,744,504)		13,398,123

TOTAL INVESTMENTS (COST $16,744,504)	92.0%	$13,398,123
Other Assets In Excess Of Liabilities	8.0%	1,158,991

Net Assets	100.0%	$14,557,114

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$17,240,993

Gross Appreciation	$409,131
Gross Depreciation	(4,252,001)

Net Depreciation	$(3,842,870)

** Non-income producing security
ADR — American Depository Receipt

CVA —	Commanditaire Vennootschap op Andelen (Limited Partnership, with Shares)
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

North America	42.6%
Western Europe	15.7%
Asia/Far East Ex-Japan	12.8%
South America	8.4%
Japan	6.4%
Eastern Europe	3.8%
Africa	2.3%

Top Ten Holdings*

Sequenom, Inc.	2.0%
Wal-Mart Stores, Inc.	1.9%
McDonald’s Corp.	1.8%
Gilead Sciences, Inc.	1.8%
Potash Corp. of Saskatchewan, Inc.	1.7%
First Solar, Inc.	1.7%
McAfee, Inc.	1.6%
Ping An Insurance Group Company of China, Ltd. — H	1.6%
Gamesa Corporacion Tecnologica SA	1.6%
Celgene Corp.	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2008.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund
Schedule of Investments
December 31, 2008

Percent of
Industry	Net Assets

Aerospace & Defense	0.8%
Airlines	1.3%
Auto Components	0.7%
Beverages	2.1%
Biotechnology	4.7%
Building Products	0.9%
Capital Markets	1.5%
Chemicals	3.2%
Commercial Banks	4.2%
Communications Equipment	0.8%
Computers & Peripherals	2.1%
Construction & Engineering	4.2%
Diversified Financial Services	1.0%
Electric Utilities	1.1%
Electrical Equipment	6.9%
Electronic Equipment, Instruments & Components	1.7%
Energy Equipment & Services	1.5%
Food & Staples Retailing	4.3%
Food Products	1.0%
Health Care Equipment & Supplies	0.5%
Hotels, Restaurants & Leisure	3.5%
Household Durables	0.7%
Insurance	1.6%
Internet Software & Services	4.9%
IT Services	0.9%
Life Sciences Tools & Services	4.5%
Machinery	6.4%
Media	0.8%
Metals & Mining	4.8%
Multiline Retail	1.0%
Oil, Gas & Consumable Fuels	6.3%
Personal Products	0.8%
Real Estate Management & Development	1.3%
Software	5.0%
Specialty Retail	1.6%
Transportation Infrastructure	0.4%
Wireless Telecommunication Services	3.0%
Other Assets in Excess of Liabilities	8.0%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund
Statement of Assets and Liabilities
December 31, 2008

ASSETS:
Investments, at market value (Cost $16,744,504)	$13,398,123
Foreign currency (Cost $182,097)	171,602
Cash	963,205
Receivables:
Dividends	10,524
Interest	4
Investment securities sold	83,986
Prepaid expenses and other assets	8,524

TOTAL ASSETS	14,635,968

LIABILITIES:
Payables:
Investment securities purchased	36,054
Fund shares redeemed	167
Due to affiliates	8,591
Foreign taxes	1,460
Accrued expenses	32,582

TOTAL LIABILITIES	78,854

NET ASSETS	$14,557,114

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	2,924,150

NET ASSET VALUE	$4.98

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2008:
Paid-in capital	$21,589,673
Accumulated net investment loss	—
Accumulated net realized loss	(3,675,683)
Unrealized net foreign exchange loss	(10,495)
Unrealized net depreciation on investments	(3,346,381)

NET ASSETS	$14,557,114

Notes to Financial Statements are an integral part of this Statement.

Driehaus Global Growth Fund
Statement of Operations
For the period ended December 31, 2008*

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $5,846)	$73,094
Interest	11,893

Total income	84,987

Expenses:
Investment advisory fee	93,006
Administration fee	38,385
Professional fees	19,005
Audit and tax fees	43,000
Federal and state registration fees	22,500
Custodian fees	14,443
Transfer agent fees	26,215
Trustees’ fees	8,444
Miscellaneous	28,304

Total expenses	293,302

Investment advisory fees waived	(93,006)
Administration fees waived	(7,500)
Transfer agent fees waived	(22,500)
Other expenses reimbursed by advisor	(21,287)
Fees paid indirectly	(200)

Net expenses	148,809

Net investment loss	(63,822)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from security transactions	(3,675,683)
Net realized foreign exchange loss	(10,851)
Net change in unrealized foreign exchange loss	(10,495)
Net change in unrealized depreciation on investments	(3,346,381)

Net realized and unrealized loss on investments and foreign currency transactions	(7,043,410)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,107,232)

*	Fund commenced operations on May 1, 2008.

Notes to Financial Statements are an integral part of this Statement.

Driehaus Global Growth Fund
Statement of Changes in Net Assets

For the period
May 1, 2008
through
December 31, 2008*

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(63,822)
Net realized loss on investments and foreign currency transactions	(3,686,534)
Net change in unrealized loss on investments and foreign currency transactions	(3,356,876)

Net decrease in net assets from operations	(7,107,232)

Distributions to shareholders:
Net investment income	—
Capital gains	—

Total distributions to shareholders	—

Capital share transactions:
Proceeds from shares sold	22,370,503
Reinvestment of distributions	—
Cost of shares redeemed	(707,190)
Redemption fees	1,033

Net increase in net assets derived from capital share transactions	21,664,346

Total increase in net assets	14,557,114

NET ASSETS:

Beginning of period	$—

End of period (Including accumulated net investment loss of $0)	$14,557,114

Capital share transactions are as follows:
Shares issued	3,019,934
Shares reinvested	—
Shares redeemed	(95,784)

Net increase from capital share transactions	2,924,150

*	Fund commenced operations on May 1, 2008.

Notes to Financial Statements are an integral part of this Statement.

Driehaus Global Growth Fund
Financial Highlights

	For the period
	May 1, 2008
	through
	December 31, 2008

Net asset value, beginning of period	$10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)
Net realized and unrealized loss on investments and foreign currency transactions	(5.00)

Total loss from investment operations	(5.02)

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	—

Total distributions	—

Redemption fees added to paid-in capital	0.00	~

Net asset value, end of period	$4.98

Total Return	(50.20)	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$14,557
Ratio of expenses before fees paid indirectly to average net assets	3.94	%*+
Ratio of net expenses to average net assets	2.00	%*+#
Ratio of net investment loss to average net assets	(0.86)	%*+#
Portfolio turnover	73.59	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. PNC Global Investment Servicing (U.S.) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2008. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until April 30, 2011. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust, with four separate series currently in operation (“Funds”). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The four operational Funds included in the Trust are as follows:

Fund	Commencement of Operations

Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus International Small Cap Growth Fund	09/17/07
Driehaus Global Growth Fund	05/01/08

The investment objective of the Funds is to maximize capital appreciation.

The Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of small to mid-size foreign companies; however, the Fund may shift its focus toward large cap foreign stocks when market conditions suggest doing so will help the Fund achieve its objective.

The Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

The Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

The Driehaus Global Growth Fund seeks to achieve its objective by investing primarily in equity securities of both U.S. and non-U.S. companies exhibiting strong growth characteristics.

Immediately prior to the opening of business on September 22, 2008, the Driehaus International Discovery Fund (“Acquiring Fund”) acquired all the net assets of the Driehaus International Equity Yield Fund (“Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The acquisition was accomplished by a tax-free exchange of 1,729,741 shares of the Acquiring Fund for 8,949,376 shares of the Driehaus International Equity Yield Fund outstanding at the end of business on September 19, 2008. The Driehaus International Equity Yield Fund’s net assets at that date of $51,459,806, including $6,067,726 of net unrealized depreciation, were combined with those of the Driehaus International Discovery Fund. The aggregate net assets of the Driehaus International Discovery Fund immediately before the acquisition were $645,103,075. The combined net assets of the Driehaus International Discovery Fund immediately following the acquisition were $696,562,881.

Fiscal Year End

The fiscal year end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities are valued at the last sale price as of the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available.

The Funds accrue income and expenses daily.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”), which was effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s net assets as of December 31, 2008 is as follows:

	Investments in Securities
		Driehaus
	Driehaus	Emerging	Driehaus
	International	Markets	International	Driehaus
	Discovery	Growth	Small Cap	Global Growth
Valuation Inputs	Fund	Fund	Growth Fund	Fund

Level 1 — Quoted Prices	$50,774,830	$95,161,412	$24,640,632	$8,268,999
Level 2 — Significant Observable Inputs	235,970,835	138,544,261	74,075,980	5,129,124
Level 3 — Significant Unobservable Inputs	—	—	—	—

Total Market Value of Investments	$286,745,665	$233,705,673	$98,716,612	$13,398,123

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected or will elect to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The tax years, 2005 through 2008, remain subject to examination by the Internal Revenue Service and state jurisdictions. Management has evaluated the implications of FIN 48 and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial statements as of December 31, 2008. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

For the year ended December 31, 2008, reclassifications were recorded to undistributed net investment income, undistributed net realized foreign exchange loss and undistributed net realized gain for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and capital loss carryforwards expiring. Results of operations and net assets were not affected by these reclassifications.

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International Small	Global
	Discovery Fund	Growth Fund	Cap Growth Fund	Growth Fund

Undistributed ordinary income	$1,504,616	$950,191	$1,169,037	$63,822
Undistributed net realized gain	90,768,911	2,793,272	(1,182,575)	10,851
Paid-in capital	(92,273,527)	(3,743,463)	13,538	(74,673)

During the year ended December 31, 2008, the Driehaus International Discovery Fund did not utilize any capital loss carryforwards and as of December 31, 2008, the Fund had capital loss carryforwards of $24,839,330 expiring in 2009, $9,743,487 expiring in 2015 and $213,067,553 expiring in 2016. During the year ended December 31, 2008, the Driehaus Emerging Markets Growth Fund did not utilize any capital loss carryforwards and as of December 31, 2008, had capital loss carryforwards of $35,357,108 expiring in 2016. During the year ended December 31, 2008, the Driehaus International Small Cap Growth Fund did not utilize any capital loss carryforwards and as of December 31, 2008, had capital loss carryforwards of $49,224,617 expiring in 2016. During the year ended December 31, 2008, the Driehaus Global Growth Fund had capital loss carryforwards of $1,361,937 expiring in 2016. To the extent that the Fund’s realize future net capital gains, those capital gains will be offset by any unused capital loss carryforwards subject to the limitations described below. For the year ended December 31, 2008, the Driehaus International Discovery Fund had realized post-October capital losses of $91,512,240, the Driehaus Emerging Markets Growth Fund had realized post-October capital losses of $60,387,035, the Driehaus International Small Cap Growth Fund had realized post-October capital losses of $29,243,650 and the Driehaus Global Growth Fund had realized post-October capital losses of $1,817,257, which were deferred for tax purposes and were recognized on January 1, 2009. The Driehaus Emerging Markets Growth Fund and the Driehaus International Small Cap Growth Fund realized post-October foreign currency losses of $273,523 and $285,413, respectively, which were deferred for tax purposes and were recognized on January 1, 2009.

Included in the capital loss carryforward amounts stated above are capital losses that the Driehaus International Discovery Fund inherited from its merger with the Driehaus International Growth Fund on September 29, 2003 of approximately $24,839,330 and with the Driehaus International Equity Yield Fund on September 19, 2008 of approximately $9,743,487, which may be applied against any realized net taxable capital gains in future years. Section 382 of the Code imposes certain limitations that will likely reduce the Fund’s ability to use the majority of these capital loss carryforwards. The Driehaus International Discovery Fund had capital loss carryforwards of $101,278,177 which expired in 2008.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International Small	Global
Distributions paid from:	Discovery Fund	Growth Fund	Cap Growth Fund	Growth Fund*

Ordinary income	$2,740,636	$8,784,555	$5,995,724	$—
Net long-term capital gain	3,548,468	26,426,015	491,064	—

Total distributions paid	$6,289,104	$35,210,570	$6,486,788	$—

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International Small
Distributions paid from:	Discovery Fund	Growth Fund	Cap Growth Fund**

Ordinary income	$80,760,251	$113,140,098	$8,101,758
Net long-term capital gain	83,702,657	92,205,006	402,318

Total distributions paid	$164,462,908	$205,345,104	$8,504,076

*	Driehaus Global Growth Fund commenced operations on May 1, 2008.

**	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

As of December 31, 2008, the components of net assets on a tax basis were as follows:

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International Small	Global
	Discovery Fund	Growth Fund	Cap Growth Fund	Growth Fund

Undistributed ordinary income	$—	$—	$—	$—
Undistributed long-term capital gain	—	—	—	—

Accumulated earnings	$—	$—	$—	$—
Paid-in capital	696,180,310	396,546,784	211,961,225	21,589,673
Accumulated capital and other losses	(339,162,610)	(96,017,666)	(78,753,680)	(3,179,194)
Unrealized appreciation (depreciation) on foreign currency	2,039	155,880	(16,649)	(10,495)
Unrealized depreciation on investments	(54,908,222)	(37,278,957)	(21,745,097)	(3,842,870)

Net assets	$302,111,517	$263,406,041	$111,445,799	$14,557,114

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2008.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

New Accounting Pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

B.	INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, the President of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. The Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets, 1.35% on the next $500 million and 1.25% of average daily net assets in excess of $1 billion. The Driehaus Emerging Markets Growth Fund and the Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets. The Driehaus Global Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets.

DCM has entered into an agreement to cap the Driehaus Emerging Markets Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until November 30, 2011. For

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

a period of three years subsequent to December 1, 2008, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2008, the Fund did not have any fees waived by DCM.

DCM has entered into an agreement to cap the Driehaus International Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until September 16, 2010. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2008, the Fund did not have any fees waived by DCM.

DCM has entered into an agreement to cap the Driehaus Global Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until April 30, 2011. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the period ended December 31, 2008, DCM waived fees and reimbursed expenses totaling $114,293 under this agreement.

The amounts accrued and payable to DCM during the year ended December 31, 2008, are as follows:

		Advisory Fees
		Payable
		(included in Due
Fund	Advisory Fees	to affiliates)

Driehaus International Discovery Fund	$9,937,048	$376,330
Driehaus Emerging Markets Growth Fund	8,693,988	321,174
Driehaus International Small Cap Growth Fund	2,316,308	140,338
Driehaus Global Growth Fund*	93,006	8,591

*	Driehaus Global Growth Fund commenced operations on May 1, 2008.

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are currently used to offset a portion of the Funds’ operating expenses. For the year ended December 31, 2008, these arrangements reduced the expenses of the Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Small Cap Growth Fund and the Driehaus Global Growth Fund by $114,772 (1.0%), $114,583 (1.1%), $42,229 (1.5%), and $200 (0.1%), respectively.

DS LLC is the Funds’ distributor. DS LLC also acts as a broker for the Funds for domestically traded securities. For the year ended December 31, 2008, the Funds paid the following brokerage commissions:

	Total	Commissions	Shares Traded
Fund	Commissions	Paid to DS LLC	through DS LLC

Driehaus International Discovery Fund	$4,723,052	$227,576	5,059,392
Driehaus Emerging Markets Growth Fund	8,205,079	1,104,983	24,564,756
Driehaus International Small Cap Growth Fund	1,754,506	85,570	1,903,929
Driehaus Global Growth Fund*	36,421	19,948	538,563

*	Driehaus Global Growth Fund commenced operations on May 1, 2008.

A portion of these commissions are, in turn, paid by DS LLC to third parties for clearing and execution services.

Certain officers of the Trust are also officers of DCM and DS LLC. No such officers received compensation from the Funds.

PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc., an affiliate of PNC Financial Services Group, Inc., serves as the Funds’ administrative and accounting agent. In compensation for

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

these services, PNC receives the larger of a monthly minimum fee or a monthly fee based upon average net assets. PNC has agreed to waive a portion of its monthly fee for administrative and accounting agent service for the first six months of operations for the Driehaus Global Growth Fund. For the period ended December 31, 2008, PNC waived $7,500 for the Driehaus Global Growth Fund. PNC also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, PNC receives a monthly fee based on shareholder processing activity during the month. PNC has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for the Driehaus International Small Cap Growth Fund and the Driehaus Global Growth Fund. For the period ended December 31, 2008, PNC waived $25,500 and $22,500, respectively, for the Driehaus International Small Cap Growth Fund and the Driehaus Global Growth Fund.

C.	DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

The Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund invest in equity certificates which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At December 31, 2008, the Funds had no outstanding investments in equity certificates.

At December 31, 2008, the Funds had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At December 31, 2008, the Funds’ currency transactions are limited to transaction hedges.

The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The Funds had the following outstanding contracts at December 31, 2008:

Driehaus International Discovery Fund
Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2008

$1,011,288	703,381	British Pound Sterling	January 2009	$(6,275)

		Net unrealized depreciation		$(6,275)

Driehaus Emerging Markets Growth Fund
Transaction Hedges:

Foreign Currency Purchased:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2008

$2,266,893	17,568,871	Hong Kong Dollar	January 2009	$(195)
2,045,832	28,331,699	Mexican Peso	January 2009	(12,821)
131,631	6,259,066	Philippine Peso	January 2009	—
291,985	367,769,355	South Korean Won	January 2009	13,814

				$798

Foreign Currency Sold:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2008

$1,348,646	3,145,043	Brazilian Real	January 2009	$75,739
582,239	4,512,467	Hong Kong Dollar	January 2009	50
388,267	18,916,359	Indian Rupee	January 2009	1,681
358,264	451,251,658	South Korean Won	January 2009	(17,208)

				$60,262

		Net unrealized appreciation		$61,060

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Driehaus International Small Cap Growth Fund
Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2008

$179,275	418,070	Brazilian Real	January 2009	$(1,317)
205,487	253,673	Canadian Dollar	January 2009	(3,809)
404,791	36,694,292	Japanese Yen	January 2009	(1,912)
383,922	5,316,740	Mexican Peso	January 2009	(2,441)

				$(9,479)

Foreign Currency Sold:
				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2008

$507,095	352,700	British Pound Sterling	January 2009	$1,674
322,030	2,495,795	Hong Kong Dollar	January 2009	27

				$1,701

		Net unrealized depreciation		$(7,778)

D.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2008, were as follows:

Fund	Purchases	Sales

Driehaus International Discovery Fund	$1,205,939,242	$1,280,373,323
Driehaus Emerging Markets Growth Fund	1,715,974,610	1,993,396,114
Driehaus International Small Cap Growth Fund	456,003,121	371,169,619
Driehaus Global Growth Fund*	27,911,088	7,487,600

*	Driehaus Global Growth Fund commenced operations on May 1, 2008.

E.	RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2008, the Funds held no restricted securities.

F.	LINE OF CREDIT

The Funds have a $25 million committed line of credit. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. The Funds agreed to pay commitment fees computed at a rate of 0.125% per annum on the average daily amount of the available committed line through May 13, 2008. Effective May 14, 2008, the rate per annum was increased to 0.150%. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of borrowings plus 1%. At December 31, 2008, the Funds had no outstanding borrowings under the line of credit.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

G.	RISK CONCENTRATIONS

The Funds’ investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.	REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. This redemption fee became effective for shares purchased after July 31, 2000. The redemption fees are recorded in paid-in capital.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Driehaus Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Small Cap Growth Fund, and the Driehaus Global Growth Fund (collectively the “Funds”), comprising the Driehaus Mutual Funds, as of December 31, 2008, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Driehaus Mutual Funds at December 31, 2008, the results of their operations for the period then ended, the changes in their net assets for each of the periods indicated therein and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 13, 2009

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Term of
		Office and		Other
	Position(s)	Length of	Principal	Directorships
Name, Address and	Held with	Time	Occupation(s)	Held by
Year of Birth	the Trust	Served**	During Past 5 Years	Trustee

Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; Davies 53 Limited; The Richard H. Driehaus Foundation; The Richard H. Driehaus Museum; and Vue Model Management, Inc.
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) until the Trustee’s retirement, resignation or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

The following table sets forth certain information with respect to the other officers of the Trust.

	Position(s)		Principal
Name, Address and	Held with	Length of	Occupation(s)
Year of Birth	the Trust	Time Served	During Past 5 Years

Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Advisor to Adviser and Distributor from April to September 2006; Chief Executive Officer, Aris Capital Management from 2003-2006; President and Chief Executive Officer with Banc of America Capital Management from 1993-2003.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004; Vice President and Controller of the Adviser since 2003; Vice President, Treasurer and Controller of the Distributor since 2003; Vice President and Treasurer of USVI since 2003; Controller of the Adviser and the Distributor since 2002; Manager with Arthur Andersen LLP from 1992-2002.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006 Since 2007	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Vice President and Counsel, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) (“PNC”) (financial services company) since 2008; Vice President and Associate Counsel, PNC from 2003 to 2007.
Jeannette L. Lewis 25 East Erie Street Chicago, IL 60611 YOB: 1963	Assistant Secretary	Since 2008	Assistant Secretary of the Adviser and Distributor since 2008; Assistant General Counsel of the Adviser and Distributor since 2007; and, from June 2004 through June 2007, Associate Regional Director (Investment Management Examination Program) of the Chicago Regional Office of the U.S. Securities and Exchange Commission, where she had positions of increasing responsibility in both enforcement and regulation since 1988.
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Assistant Vice President and Manager, PNC (financial services company) since 2008; Sr. Regulatory Administrator, PNC from 2007-2008; Regulatory Administrator, PNC from 2004-2007; Sr. Project Specialist, PNC from 2000-2004.

The Statement of Additional Information for the Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ending December 31, 2008.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2008	December 31, 2008	December 31, 2008*

Actual	$1,000	$472.80	$6.29

Hypothetical (5% return before expenses)	$1,000	$1,016.59	$8.62

Driehaus Emerging Markets Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2008	December 31, 2008	December 31, 2008*

Actual	$1,000	$529.90	$6.81

Hypothetical (5% return before expenses)	$1,000	$1,016.24	$8.97

Driehaus International Small Cap Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2008	December 31, 2008	December 31, 2008*

Actual	$1,000	$519.60	$7.03

Hypothetical (5% return before expenses)	$1,000	$1,015.89	$9.32

Driehaus Global Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2008	December 31, 2008	December 31, 2008*

Actual	$1,000	$524.20	$7.66

Hypothetical (5% return before expenses)	$1,000	$1,015.08	$10.13

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366 to reflect the half-year period.

Driehaus International Discovery Fund	1.70%
Driehaus Emerging Markets Growth Fund	1.77%
Driehaus International Small Cap Growth Fund	1.84%
Driehaus Global Growth Fund	2.00%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2008

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds’ distributions included capital gain amounts as follows:

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging Markets	International Small	Global
	Discovery Fund	Growth Fund	Cap Growth Fund	Growth Fund

Total long-term gains 20% rate gains	$3,548,468	$26,426,015	$491,064	$0

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus	Driehaus	Driehaus	Driehaus
International	Emerging Markets	International Small	Global
Discovery Fund	Growth Fund	Cap Growth Fund	Growth Fund

100.00%	58.77%	14.37%	0.00%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus	Driehaus	Driehaus	Driehaus
International	Emerging Markets	International Small	Global
Discovery Fund	Growth Fund	Cap Growth Fund	Growth Fund

0.57%	3.10%	0.08%	0.00%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2008 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the
Investment Advisory Agreement

The Board of Trustees approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DEMG”), Driehaus International Discovery Fund (“DIDF”), Driehaus International Small Cap Growth Fund (“DISC”) and Driehaus Global Growth Fund (“DGGF”) on September 15, 2008. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.  The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, and the depth of professional resources of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, including its processes for seeking and measuring whether the Funds were obtaining best execution. The Board reviewed DEMG’s and DIDF’s performance on a gross and net return basis over 1-, 3- and 5-year periods and year-to-date for the six months ended June 30, 2008, as well as over rolling periods since inception of each Fund through June 30, 2008. Given the recent inception of DISC (resulting from the conversion of a limited partnership in September 2007) and DGGF (on May 1, 2008), the Board considered the performance only of DISC and for the six-month period ended June 30, 2008. The Board also reviewed the performance of DISC including that of its predecessor limited partnership for 1-, 3- and 5-year periods ended June 30, 2008, but because the predecessor limited partnership was not operated as a mutual fund and thus was not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of this longer-term performance information. The Board noted that the Adviser represented that because its aggressive growth investment style resulted in performance volatility over shorter time periods, it was meaningful to analyze performance over rolling time periods to show the consistent out-performance to their benchmark indices over the life of DEMG and DIDF. The Board compared short-term and, for DEMG and DIDF, long-term returns to various agreed-upon performance measures, including market indices and peer groups. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory. The Board noted that DEMG’s and DIDF’s gross and net performance for the 1-, 3- and 5-year periods, as compared to their respective peer groups (from data compiled from Morningstar Inc. and Lipper Inc., independent providers of mutual fund data), and these Funds’ net performance as compared to their benchmark indices, was satisfactory. The Board noted that DEMG’s and DIDF’s gross and net performance for each of these periods as compared to their peer groups was first quartile, except for the 1-year period when DEMG’s performance was second quartile, and that each Fund outperformed its benchmark for each such period. The Board also noted each of DEMG’s and DIDF’s favorable average annualized rolling year performance versus its benchmark. The Board noted that DISC’s net performance for the six-month period ended June 30, 2008 would have been in the second quartile of its peer group, and that it had significantly outperformed its benchmark since inception. In light of the short operating history of DGGF, the Board did not consider its performance.

Fees.  The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio, and compared them to fees and expenses of peer group funds based on data compiled from Lipper Inc. as of June 30, 2008. The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its total peer group. However, because of the Funds’ fee structures, total expense ratios were comparatively lower, with DEMG’s and DIDF’s total expense ratios slightly below the median of their total peer groups. Although DISC’s and DGGF’s total expense ratios were above the median, the Board noted the Funds’ small asset size, the expense reimbursement provided by the Adviser, and the fact that total expenses still fell within the third quartile of the peer groups. The Board also considered DEMG’s, DIDF’s and DISC’s advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts (the Adviser does not manage an institutional account similar to DGGF). With respect to institutional accounts, the Board noted (i) that both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Adviser’s obligations for similarly managed institutional accounts; and (ii) other factors that influenced the advisory fees. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s aggressive growth style, which resulted in high portfolio turnover, the substantial human and technological resources devoted to investing in international equities and small and mid cap equities, the relatively small amount of assets under management and the limited capacity of the investment style. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee, and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders. The Board also noted that the Adviser’s directed brokerage program had resulted in reducing expenses of the Funds.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.  The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board concluded that, based on the projected profitability provided for the Trust as well as the Funds individually (noting that DISC and DGGF were currently being operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale, noting the breakpoints in DIDF’s advisory fee schedule.

Other Benefits to the Adviser and its Affiliates.  The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates, including fees received by DS LLC for brokerage services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Principal Financial Officers is filed hereto as Exhibit 12(a)(1) to this Certified Shareholder Report on Form N-CSR.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has designated A.R. Umans as an audit committee financial expert. Mr. Umans is “independent,” as defined by this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ended December 31, 2008 and 2007, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $147,600 and $143,600, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.
(b) Audit-Related Fees
For the fiscal years ended December 31, 2008 and 2007, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.
For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2008 and 2007, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting, except for the issuance of a consent in connection with the filing of Form N-14 in 2008 for the registrant, for which E&Y billed DCM $5,500. This engagement was pre-approved by the Audit Committee.

(c)	Tax Fees
For the fiscal years ended December 31, 2008 and 2007, E&Y billed the registrant $27,700 and $17,500, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements as well as analysis related to passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.
For fiscal years 2008 and 2007, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.
(d)	All Other Fees
For the fiscal years ended December 31, 2008 and 2007, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.
For fiscal years 2008 and 2007, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.
(e)(1)	Audit Committee Pre-Approval Policies and Procedures
Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	Non-Audit Fees
     For the fiscal years ended December 31, 2008 and 2007, E&Y billed the registrant $27,700 and $17,500, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2008 and 2007, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/ Richard H. Driehaus Richard H. Driehaus, President
(principal executive officer)

Date	March 4, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard H. Driehaus Richard H. Driehaus, President
(principal executive officer)

Date	March 4, 2009

By (Signature and Title)*	/s/ Michelle L. Cahoon Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date	March 4, 2009

*	Print the name and title of each signing officer under his or her signature.